UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2017

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 15, 2017, Argan, Inc. (the “Company”) and certain of its subsidiaries, entered into an Amended and Restated Replacement Credit Agreement providing for a $50 million credit commitment (the “Credit Facility”) with Bank of America, N.A., as the lender.

The Amended and Restated Replacement Credit Agreement modifies the existing Credit Facility to, among other things:

•              increase the commitment amount from $10 million to $50 million;

•              add an accordion feature which allows for an additional commitment amount of $10 million, subject to certain conditions; and

•              extend the maturity date three years from May 31, 2018 to May 31, 2021, which effectively provides for a four-year credit commitment.

The Credit Facility continues to include customary terms, covenants and events of default for a credit facility of its size and nature. In connection with this Amended and Restated Replacement Credit Agreement, the Company incurred fees of approximately $0.2 million. As of May 15, 2017, prior to the closing of this agreement, the Company had $6.0 million of credit outstanding under its existing credit facility.

The foregoing summary of the Credit Facility is not complete and is qualified in its entirety by reference to the Amended and Restated Replacement Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Amended and Restated Replacement Credit Agreement, dated May 15, 2017, among Argan, Inc. and certain subsidiaries of Argan, Inc., as borrowers, and Bank of America, N.A., as the lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: May 16, 2017	By:	/s/ David H. Watson
David H. Watson
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Replacement Credit Agreement, dated May 15, 2017, among Argan, Inc. and certain subsidiaries of Argan, Inc., as borrowers, and Bank of America, N.A., as the lender.